May 20, 2011

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of BlackRock Focus Value Fund, Inc., a Maryland corporation (the “Target Fund”), to be held on Friday, June 24, 2011. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the Target Fund.

The proposal you will be asked to consider at the Special Meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is a proposed reorganization of the Target Fund with the BlackRock Basic Value Fund, Inc., a Maryland corporation (the “Acquiring Fund”). In this reorganization, shares of the Target Fund would be exchanged for the same class of shares of the Acquiring Fund with the same aggregate net asset value of the Target Fund shares that you currently hold. It is currently anticipated that the reorganization of the Target Fund will be effected on a tax-free basis for federal income tax purposes.

BlackRock Advisors, LLC (“BlackRock Advisors”), each fund’s investment adviser, has proposed the reorganization involving the Target Fund, as well as a number of other reorganizations involving other funds advised by BlackRock Advisors or an affiliate, to eliminate certain redundancies and in an effort to achieve certain operating efficiencies.

The reorganization of the Target Fund is being proposed because BlackRock Advisors believes that the shareholders of the Target Fund will generally benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Target Fund’s assets in the reorganization, than by continuing to operate the Target Fund separately. The Board of Directors of the Target Fund believes the reorganization is in the best interests of the Target Fund, and recommends that you vote “For” the proposed reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touchtone telephone;

•	By Internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Computershare Fund Services, our proxy solicitor, to vote your shares.

As always, we appreciate your support.

Sincerely,

JOHN PERLOWSKI

President and Chief Executive Officer

BlackRock Focus Value Fund, Inc.

100 Bellevue Parkway Wilmington, DE 19809

(800) 441-7762

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided (or vote by touchtone telephone or through the Internet, following the instructions on the enclosed proxy card), no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to submit your vote at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the proposal to be voted on.

Q:	Why is a shareholder meeting being held?

A:	You are being asked to approve: (i) an agreement and plan of reorganization (a “Reorganization Agreement”) between BlackRock Focus Value Fund, Inc., a Maryland corporation (the “Target Fund”), and the BlackRock Basic Value Fund, Inc., a Maryland corporation (the “Acquiring Fund” and together with the Target Fund, each a “Fund” and together the “Funds”). Each Fund pursues a similar investment objective. Each Fund also employs similar investment strategies to achieve its respective investment objective; however, the Acquiring Fund pursues its objective by investing in shares of the Master Basic Value LLC (the “Master LLC”). If the proposed reorganization (“Reorganization”) is approved and completed, an account at the Acquiring Fund will be set up in your name, you will become a shareholder of the Acquiring Fund, and the Target Fund will be terminated and de-registered as an investment company, and dissolved as a Maryland corporation. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Fund.

Q:	How does the Board of Directors suggest that I vote?

A:	After careful consideration, the Board of Directors of the Target Fund (the “Board”), including all of the Directors who are not “interested persons” of the Target Fund (as defined in the 1940 Act) (the “Independent Board Members”), has determined that the proposed Reorganization is in the best interests of the Target Fund and that the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote “For” the proposed Reorganization. The Board has determined that shareholders of the Target Fund may benefit from the following:

(i) Shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

(ii) The larger net asset size of the combined fund (the “Combined Fund”) is expected to give rise to possible operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund);

(iii) Assuming the Reorganization had occurred on June 30, 2010, the Combined Fund would have (a) total annual fund operating expenses that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of June 30, 2010 and (b) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of June 30, 2010;

(iv) That the contractual and effective management fee rates for the Master LLC after completion of the Reorganization are expected to be lower than the contractual and effective management fee rates for the Target Fund; and

(v) The compatibility of the types of portfolio securities held by each of the Funds, the similar investment objectives of each Fund, the similar principal investment strategies of each Fund, and the similarities between the risk profiles of each Fund.

Q:	How will the Reorganization affect me?

A:	If shareholders of the Target Fund approve the proposed Reorganization, all of the assets and certain stated liabilities of the Target Fund will be combined with those of the Acquiring Fund. You will receive the same class of shares of the Acquiring Fund as you currently hold of the Target Fund. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will hold a smaller percentage of ownership in the Combined Fund than he or she held in the Target Fund prior to the Reorganization.

Q:	In the Reorganization, will I receive the same class of shares of the Acquiring Fund as the shares of the Target Fund that I now hold?

A:	Yes. You will receive the same class of shares of the Acquiring Fund as the shares you own of the Target Fund.

Q:	Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?

A:	No. You will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the Target Fund and the Acquiring Fund as of the close of trading on the New York Stock Exchange on the business day immediately before the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the net asset value of a share of the Acquiring Fund is lower than the net asset value of the corresponding share class of the Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if as of the Valuation Time, the net asset value of a share of the Acquiring Fund is higher than the net asset value of the corresponding share class of the Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Combined Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization.

Q:	Who will advise the Combined Fund once the Reorganization is completed?

A:	The Target Fund is advised by BlackRock Advisors, LLC (“BlackRock Advisors”). The Master LLC is also advised by BlackRock Advisors and is expected to be advised by BlackRock Advisors once the Reorganization is completed. The Target Fund and the Master LLC are sub-advised by BlackRock Investment Management, LLC (“BIM”) and the Master LLC is expected to be sub-advised by BIM once the Reorganization is completed. The same portfolio management team currently manages the Funds and is expected to manage the Combined Fund once the Reorganization is completed. Kevin Rendino and Carrie King are expected to be the portfolio managers of the Combined Fund.

Q:	How will the Reorganization affect Fund fees and expenses?

A:	Assuming the Reorganization had occurred on June 30, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of June 30, 2010 and (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of June 30, 2010.

The contractual and effective management fee rates for the Master LLC after completion of the Reorganization are expected to be lower than the contractual and effective management fee rates for the Target Fund, assuming the Reorganization occurred on June 30, 2010.

Q:	Are there any differences in distribution and service fees, front-end sales loads or contingent deferred sales charges?

A:	The distribution and service fees and sales charges (including contingent deferred sales charges (“CDSCs”)) on the shares of the Acquiring Fund to be issued in the Reorganization (Investor A, Investor B, Investor C, Institutional and Class R shares) to the holders of shares of the Target Fund will be substantially the same as the corresponding charges on the shares of the Target Fund held by such shareholders immediately prior to the Reorganization. The only difference is that Investor A shares of the Target Fund have a CDSC of 1.00% imposed on investments of $1 million or more if redeemed within eighteen months, while Investor A shares of the Acquiring Fund have a CDSC of 0.75% imposed on investments of more than $1 million or more if redeemed within eighteen months.

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Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:	No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the Acquired Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Target Fund shares or (ii) you purchased your shares of any other fund advised by BlackRock Advisors and subsequently exchanged them for shares of the Target Fund.

Q:	What happens to my shares if the Reorganization is approved? Will I have to take any action if the Reorganization is approved?

A:	If the Reorganization is approved, your shares automatically will be converted into shares of the Acquired Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to surrender such certificates. You will receive the same class of shares of the Acquiring Fund as you currently hold of the Target Fund. The aggregate net asset value of the Acquiring Fund shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own in the Target Fund immediately prior to the Reorganization.

Q:	What happens if the Reorganization is not approved?

A:	If the Reorganization is not approved by shareholders of the Target Fund, the Reorganization will not occur, and the Board will consider other alternatives.

Q:	Will the Reorganization create a taxable event for me?

A:	The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and certain stated liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt of shares of the Acquiring Fund in connection with the Reorganization.

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and anticipate disposing of, or requesting the disposition of, approximately 20% of the assets of the Target Fund in preparation for, or as a result of, the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

Q:	Could I incur any capital gains as a result of the sale of assets in preparation for, or as a result of, the proposed Reorganization?

A:

Yes. Although the Reorganization itself will not create a taxable event for you, as discussed above, if certain assets of the Target Fund are sold in preparation for, or as a result of, the proposed Reorganization, at a price that is above the Target Fund’s tax basis for those assets, you may receive distributions of capital gains taxable to you as ordinary income or as long-term capital gain. Although BlackRock currently anticipates

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disposing of approximately 20% of the Target Fund’s assets in preparation for, or as a result of, the proposed Reorganization, the portfolio managers will evaluate the portfolio of the Combined Fund on a continuous basis and this percentage is thus subject to change. Further, as BlackRock cannot predict at this time the exact assets that may be sold, the amount of such assets that may be sold, or the price at which such assets may be sold, it is not possible for BlackRock to currently predict the amount of any distributions of capital gains that you may receive as a result of the Reorganization. Nonetheless, based on the net capital loss positions of the Target Fund as of April 29, 2011, including any available capital loss carryforwards, it is not expected that the anticipated sale of assets in preparation for, or as a result of, the Reorganization, will result in any material amounts of capital gains to be distributed to shareholders of the Target Fund.

Q:	What if I redeem my shares before the Reorganization takes place?

A:	If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC.

Q:	Who will pay for the Reorganization?

A:	The Target Fund’s portion of the costs associated with the Reorganization will be paid by the Target Fund. BlackRock Advisors or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization. The estimated expenses of the Reorganization are $141,006 for the Target Fund and $80,900 for the Acquiring Fund. The foregoing estimated expenses will be borne (to the extent incurred) by the Target Fund and BlackRock Advisors or its affiliates, respectively, regardless of whether the Reorganization is consummated.

Q:	How do I vote my shares?

A:	You can vote shares beneficially held through your account by mail, telephone or Internet or in person at the special meeting of the Target Fund (“Special Meeting”). To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the Internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the card and follow the instructions. To vote at the Special Meeting, please attend the Special Meeting in person and have the proxy card in hand.

Q:	I have received other combined prospectus/proxy statements from other funds in the BlackRock mutual fund complex. Is this a duplicate combined prospectus/proxy statement?

A:	This is not a duplicate combined prospectus/proxy statement. If you are a shareholder of other BlackRock-advised funds, you may have separately received one or more other combined prospectuses/proxy statements and proxy cards relating to other reorganizations. You are being asked to vote separately for each fund in which you own shares that is a target fund in a reorganization. The proposals included here were not included in any other combined prospectus/proxy statement.

Q:	When will the Reorganization occur?

A:	If approved by shareholders, the Reorganization is expected to occur during the third quarter of 2011. The Reorganization will not take place if the Reorganization is not approved by the Target Fund’s shareholders.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact the Funds at (800) 441-7762.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

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BLACKROCK FOCUS VALUE FUND, INC.

100 Bellevue Parkway Wilmington, Delaware 19809 (800) 441-7762

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 24, 2011

May 20, 2011

To the Shareholders of the BlackRock Focus Value Fund, Inc.:

This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of BlackRock Focus Value Fund, Inc., a Maryland corporation (the “Target Fund”), will be held on Friday, June 24, 2011, at 9:30 a.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, for the following purposes:

1.	The shareholders of the Target Fund are being asked to consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Target Fund. Pursuant to the Reorganization Agreement, the Target Fund would transfer all of its assets to BlackRock Basic Value Fund, Inc. (the “Acquiring Fund”), in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares; and

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Directors of the Target Fund has fixed the close of business on April 27, 2011 as the record date (the “Record Date”) for determination of shareholders of the Target Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

Your vote is important regardless of the size of your holdings in the Target Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. You may also vote by telephone or over the Internet; please see page 31 of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Directors,

/s/ IRA P. SHAPIRO

Ira P. Shapiro

Secretary

Wilmington, Delaware

COMBINED PROSPECTUS/PROXY STATEMENT

BlackRock Focus Value Fund, Inc.

BlackRock Basic Value Fund, Inc.

100 Bellevue Parkway Wilmington, Delaware 19809 (800) 441-7762

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of BlackRock Focus Value Fund, Inc., a Maryland corporation (the “Target Fund”). A special meeting of shareholders of the Target Fund (the “Special Meeting”) will be held at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Friday, June 24, 2011 at 9:30 a.m., Eastern Time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Target Fund at the close of business on April 27, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the Target Fund on or about May 23, 2011. The Board of Directors of the Target Fund (the “Board”) requests that shareholders vote their shares by completing and returning the enclosed proxy card or by following one of the other methods for voting specified on the proxy card.

The purposes of the Special Meeting are:

1. The shareholders of the Target Fund are being asked to consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Target Fund. Pursuant to the Reorganization Agreement, the Target Fund would transfer all of its assets to BlackRock Basic Value Fund, Inc., a Maryland corporation (the “Acquiring Fund”), in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board has approved the reorganization (the “Reorganization”) with respect to the Target Fund by which the Target Fund, an open-end management investment company, would be acquired by the Acquiring Fund, an open-end management investment company. The Acquiring Fund pursues an investment objective similar to that of the Target Fund. Each Fund has an investment objective to seek capital appreciation. The Acquiring Fund also seeks income as a secondary objective. The Acquiring Fund has certain investment strategies that are similar to those of the Target Fund. The Target Fund and the Acquiring Fund, however, also employ certain differing investment strategies to seek to achieve their respective objectives, as discussed in more detail below. One difference is that the Acquiring Fund pursues its investment objective by investing all of its assets in the Master Basic Value LLC (the “Master LLC”), an open-end management investment company and a Delaware limited liability company, while the Target Fund pursues its investment objective by investing directly in securities. For more information on each Fund’s investment strategies see “Summary—Investment Objectives and Principal Investment Strategies” below.

If the Target Fund’s shareholders approve the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund. The Acquiring Fund will assume certain stated liabilities of the Target Fund and will issue shares to the Target Fund in an amount equal to the aggregate net asset value of the outstanding shares of the Target Fund. Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be terminated and de-registered as an investment company, and dissolved as a Maryland corporation. Immediately following the closing of the Reorganization, the Acquiring Fund will contribute the portfolio securities and assets of the Target Fund to the Master LLC in exchange for a corresponding interest in the Master LLC. When the Reorganization is complete, the Target Fund’s shareholders will hold the same class of shares of the Acquiring Fund as they currently hold of the Target Fund. The aggregate net asset value of the Acquiring Fund shares received in the Reorganization will equal the aggregate net asset value of the Target Fund shares held by Target Fund shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will represent a smaller percentage of ownership in the Combined Fund than the holder’s percentage of ownership in the Target Fund prior to the Reorganization.

If shareholders of the Target Fund approve the reorganization, they will become shareholders of the Acquiring Fund, which is a feeder fund of the Master LLC. Rather than being shareholders of a fund that invests in securities directly, they will become shareholders of a fund that pursues its investment objective by investing in a master fund.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of the shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Acquiring Fund and the Target Fund (together, the “Funds”), each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

•	the Statement of Additional Information dated May 20, 2011 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•	the Prospectus relating to Investor A, Investor B, Investor C, Institutional and Class R shares of the Target Fund, dated October 28, 2010, as supplemented (the “Target Fund Prospectus”);

•

the Statement of Additional Information relating to the Investor A, Investor B, Investor C, Institutional and Class R shares of the Target Fund, dated October 28, 2010, as supplemented (the “Target Fund SAI”)

•	the Annual Report to shareholders of the Target Fund for the fiscal year ended June 30, 2010;

•	the Semi-Annual Report to shareholders of the Target Fund for the fiscal period ended December 31, 2010; and

•	the Statement of Additional Information relating to the Acquiring Fund, dated October 28, 2010, as supplemented (the “Acquiring Fund SAI”).

The following documents each have been filed with the SEC, and are incorporated herein by reference into (each legally forms a part of), and also accompany, this Combined Prospectus/Proxy Statement:

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the Prospectus relating to Investor A, Investor B, Investor C, Institutional and Class R shares of the Acquiring Fund, dated October 28, 2010, as amended May 16, 2011 and as supplemented (the “Acquiring Fund Prospectus”);

•	the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended June 30, 2010; and

•	the Semi-Annual Report to shareholders of the Acquiring Fund for the fiscal period ended December 31, 2010.

Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Acquiring Fund Prospectus will apply to the shares issued by the Acquiring Fund in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

Additional copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock Focus Value Fund, Inc.	BlackRock Basic Value Fund, Inc.
100 Bellevue Parkway	100 Bellevue Parkway
Wilmington, Delaware 19809	Wilmington, Delaware 19809
(800) 441-7762	(800) 441-7762

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at (800) 441-7762.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.
By Phone:	(202)-551-8090
By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)
By E-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

The Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is May 20, 2011.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

Each of the Funds is a diversified, open-end management investment company registered with the SEC. Each of the Funds is organized as a corporation under the laws of the state of Maryland. The investment objective of each Fund is similar. Each Fund has an investment objective to seek capital appreciation, and the Acquiring Fund has a secondary objective of income by investing in securities, primarily equity securities, that management of the Acquiring Fund believes are undervalued and therefore represent basic investment value. The Acquiring Fund is a “feeder” fund that invests all of its assets in the Master LLC, which has the same strategies as the Acquiring Fund. All investments of the Acquiring Fund are made at the Master LLC level. Where appropriate, the use of the term “Fund” or “Acquiring Fund” refers also to the Master LLC. The investment objective of each Fund is fundamental, which means it may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement.

BlackRock Advisors, LLC (“BlackRock Advisors” or the “Adviser”) serves as the investment adviser of each of the Funds and BlackRock Investment Management, LLC (“BIM”) serves as the sub-adviser to each Fund. The portfolio managers of each of the Funds are Kevin Rendino and Carrie King, and they are expected to serve as the portfolio managers of the Combined Fund following the closing of the Reorganization. Each Fund publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, BlackRock Investments, LLC (“BRIL” or the “Distributor”), and numerous intermediaries.

Both Funds use similar principal investment strategies but there are certain differences. A key difference between the Funds is that the Target Fund may invest a significant portion of its assets in a single issuer or a limited number of issuers, while the Acquiring Fund does not have a similar strategy. Also, the Acquiring Fund focuses on companies with market capitalizations of over $5 billion, while the Target Fund may invest in securities of issuers with any market capitalization. Both Funds invest in equity securities that Fund management believes are undervalued; however, the Target Fund may invest in issuers that are experiencing poor operating conditions. While the Acquiring Fund does not have a similar strategy to do so, it may also invest in issuers that are experiencing poor operating conditions. Another difference between the Funds is that the Acquiring Fund pursues its investment objective by investing all of its assets in the Master LLC, while the Target Fund pursues its investment objective by investing directly in securities. As a result of the similar investment objectives and similar strategies of the Funds, there is substantial overlap in the portfolio securities currently owned by the Funds.

The Board, including all of the Directors who are not “interested persons” of the Target Fund (as defined in the 1940 Act) (the “Independent Board Members”), has approved the Reorganization. Subject to approval by the Target Fund shareholders, the Reorganization provides for:

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the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the amount of such assumed liabilities;

•	the distribution of such shares of the Acquiring Fund to the Target Fund’s shareholders;

•	the contribution by the Acquiring Fund of the portfolio securities and assets of the Target Fund to the Master LLC in exchange for a corresponding interest in the Master LLC; and

•	the termination of the Target Fund, a Maryland corporation, and the de-registration of the Target Fund as an investment company and its dissolution as a Maryland corporation.

If the proposed Reorganization is approved and completed, the Target Fund’s shareholders would hold shares of the same class of the Combined Fund as they currently hold of the Target Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

BlackRock Advisors believes that the shareholders of each Fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization, than by continuing to operate the Funds separately. BlackRock Advisors believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the BlackRock-advised complex for a reorganization with the Target Fund. As a result of the similar investment objectives and similar strategies of the Funds, there is substantial overlap in the portfolio securities currently owned by the Funds. Consistent with the flexibility permitted by each Fund’s investment strategies, the portfolio management team is generally managing the Target Fund in a similar manner as the Acquiring Fund. In particular, as of December 31, 2010, 80% of the Target Fund’s assets were invested in securities that were also held by the Acquiring Fund and 61% of the Acquiring Fund’s assets were invested in securities that were also held by the Target Fund. BlackRock Advisors further believes that it is in the best interests of the Target Fund to combine its assets with the Acquiring Fund because total and net overall expenses for each class of shares of the Combined Fund (after giving effect to all applicable contractual and voluntary expense limitation provisions) are expected to be lower than those of the Target Fund prior to the Reorganization.

In approving the Reorganization, the Board, including the Independent Board Members, determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Target Fund Board considered the Reorganization proposals at meetings held on February 8-9, 2011 and March 18, 2011, and the Acquiring Fund Board considered the Reorganization proposals at meetings held on February 8-9, 2011 and March 18, 2011. In each case, the respective Board, including all of the Independent Board Members, approved the Reorganization. The approval determinations were made on the basis of each Board member’s judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•

that certain strategies of the Target Fund and the Acquiring Fund are similar and compatible, while others are different. The Board considered the principal differences in investment strategies between the Target Fund and the Acquiring Fund, including that the Acquiring Fund pursues its investment objective by investing all of its assets in the Master LLC. See “Summary—Investment Objectives and Principal Investment Strategies.”

•

that assuming the Reorganization had occurred on June 30, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of June 30, 2010 and (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of June 30, 2010.

•	that, if the Reorganization is approved, BlackRock Advisors has contractually agreed to waive fees and/or reimburse expenses following the closing of the Reorganization in order to limit the Combined

Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding the effect of certain fees and expenses) to 1.22% for Class R shares of average daily net assets until November 1, 2013.

•

the expectation that the Combined Fund will achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

•

that the contractual and effective management fee rates for the Master LLC after completion of the Reorganization are expected to be lower than the contractual and effective management fee rates for the Target Fund, assuming the Reorganization had occurred on June 30, 2010.

•

that the same portfolio management team (as described below under “Comparison of the Funds—Management of the Funds”) that currently manages each Fund is expected to manage the Combined Fund following the closing of the Reorganization.

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information.”

•

that the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund. Also, that there are certain differences in the contingent deferred sales charges (“CDSCs”) of the Investor A shares of the Funds. Investor A shares of the Target Fund have a CDSC of 1.00% imposed on investments of $1 million or more if redeemed within eighteen months, while Investor A shares of the Acquiring Fund have a CDSC of 0.75% imposed on investment of $1 million or more if redeemed within eighteen months.

•

that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•

that the aggregate net asset value of the shares that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that shareholders of the Target Fund will not be diluted as a result of the Reorganization.

•	that a portion of the costs associated with the Reorganization will be paid by the Target Fund regardless of whether the Reorganization is approved by shareholders.

The Board, including all of the Independent Board Members, concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interests of the Target Fund and that the interests of the shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization. The Board of the Acquiring Fund concluded that completion of the Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization. The determinations were made on the basis of the business judgment of each member of the Board and the Acquiring Fund’s Board of Directors after consideration of all of the factors taken as a whole, though individual members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

If the Reorganization is not approved by shareholders of the Target Fund, the Board will consider other alternatives.

The Board, including all of the Independent Board Members, recommends that you vote “For” the Reorganization.

Investment Objectives and Principal Investment Strategies

Investment Objectives. The investment objective of each Fund is similar. The investment objective of the Acquiring Fund is capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the Acquiring Fund believes are undervalued and therefore represent basic investment value. The Acquiring Fund is a “feeder” fund that invests all of its assets in the Master LLC, which has the same strategies as the Acquiring Fund. All investments are made at the Master LLC level. The investment objective of the Target Fund is long term growth of capital. The investment objective of each Fund is fundamental, which means it may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Principal Investment Strategies. The Target Fund and the Acquiring Fund employ largely similar principal strategies in seeking to achieve their respective objectives. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Focus Value Fund (Target Fund)	Basic Value Fund (Acquiring Fund)

•    The Fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities that Fund management believes are undervalued relative to its assessment of the current or prospective condition of the issuer or relative to prevailing market ratios, including issuers that are experiencing poor operating conditions.

•    Same as Acquiring Fund

•    The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.

•    Equity securities primarily consist of common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

• The Fund may invest up to 25% of its total assets at the time of purchase in securities of foreign issuers, of which up to 10% can be in fixed income securities.

•    The Fund invests primarily in common stock of U.S. companies, but the Fund may invest up to 25% of its total assets in the securities of foreign companies.

•    The Fund may invest in debt securities as a non-principal strategy.

•    Fund management anticipates that the Fund’s investments in foreign issuers will primarily be in established companies in developed markets, although the Fund may also invest in issuers in emerging markets from time to time to a limited degree.

•    The Fund may invest in emerging markets from time to time as a non-principal strategy, although the Fund does not speculate on such markets or countries and concentrates its foreign exposure on established companies in developed markets.

• The Fund may invest in the securities of issuers with any market capitalization.	• The Fund focuses on companies with market capitalizations of over $5 billion.

•    The Fund may invest a significant portion of its assets in the securities of a single issuer, which will increase the Fund’s exposure to the risks associated with that issuer. The Fund may invest in a limited number of issuers.

• The Fund does not have a similar strategy.

Focus Value Fund (Target Fund)	Basic Value Fund (Acquiring Fund)

• The Fund may invest in debt securities issued or guaranteed by foreign government entities, commonly known as sovereign debt securities.	• The Fund does not have a similar strategy.

Comparison. A principal difference between the Funds is that the Target Fund may invest a significant portion of its assets in a single issuer or a limited number of issuers, while the Acquiring Fund does not have a similar strategy. The Acquiring Fund focuses on companies with market capitalizations of over $5 billion, while the Target Fund may invest in securities of issuers with any market capitalization. Both Funds invest in equity securities that Fund management believes are undervalued; however, the Target Fund may invest in issuers that are experiencing poor operating conditions. While the Acquiring Fund does not have a similar strategy to do so, it may also invest in issuers that are experiencing poor operating conditions. The Target Fund may invest up to 10% of its assets in fixed income securities of foreign issuers, whereas the Acquiring Fund may invest in debt securities generally as a non-principal strategy. The Target Fund may invest in sovereign debt securities, while the Acquiring Fund does not have a similar strategy. The Target Fund may invest in emerging markets to a limited degree, while the Acquiring Fund may invest in emerging markets as a non-principal strategy, although the Acquiring Fund does not speculate in such markets and concentrates its foreign exposure on established companies in developed markets. Another difference between the principal strategies of the Target Fund and the Acquiring Fund is that the Acquiring Fund pursues its investment objective by investing all of its assets in the Master LLC, while the Target Fund pursues its investment objective by investing directly in securities. The Acquiring Fund also has certain non-principal strategies that are identical to the non-principal strategies of the Target Fund.

Notwithstanding the differences in the investment strategies of the Funds, as noted above, because of the similar investment objectives and largely similar strategies there is overlap in the portfolio securities currently owned by the Funds. In particular, as noted above, as of December 31, 2010, 80% of the Target Fund’s assets were invested in securities that were also held by the Acquiring Fund and 61% of the Acquiring Fund’s assets were invested in securities that were also held by the Target Fund. The portfolio managers of the Acquiring Fund anticipate disposing of, or requesting the disposition of, approximately 20% of the assets of the Target Fund in preparation for, or as a result of, the Reorganization. Consequently, brokerage commissions and other transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganization. If such dispositions occur prior to the Reorganization, the related brokerage commissions and other transaction costs will be borne by the Target Fund. If such dispositions occur after the Reorganization, the related brokerage commissions and other transaction costs will be borne by the Combined Fund. The brokerage commissions and other transaction costs associated with such dispositions and the subsequent purchase of other securities with the resulting proceeds are expected to be approximately $64,000. The portfolio managers will evaluate the portfolio of the Combined Fund on a continuing basis and the percentage of assets of the Target Fund that the portfolio managers of the Acquiring Fund anticipate disposing of or requesting the disposition of in preparation for, or as a result of, the Reorganization is subject to change.

Master/Feeder Structure

The Acquiring Fund is a “feeder” fund that invests all of its assets in the Master LLC. Investors in the Target Fund will acquire an indirect interest in the Master LLC through the Reorganization.

The Master LLC may accept investments from other feeder funds, and all the feeders of the Master LLC bear the portfolio’s expenses in proportion to their assets. This structure may enable the Master LLC to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the Master LLC from different feeders may offset each other and produce a lower net cash flow.

However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the Master LLC on more attractive terms, or could experience better performance, than another feeder. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the Master LLC. Information about other feeders, if any, is available by calling (800) 441-7762.

Whenever the Master LLC holds a vote of its feeder funds, the Acquiring Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Acquiring Fund over the operations of the Master LLC.

The Acquiring Fund may withdraw from the Master LLC at any time and may invest all of its assets in another pooled investment vehicle or have an investment adviser manage the Acquiring Fund’s assets directly.

Fees and Expenses

If the Reorganization is approved and completed, holders of Target Fund shares will receive the class of shares indicated in the following chart:

Focus Value Fund (Target Fund)	Combined Fund
Institutional Shares	Institutional Shares
Investor A Shares	Investor A Shares
Investor B Shares	Investor B Shares
Investor C Shares	Investor C Shares
Class R Shares	Class R Shares

Fee Tables as of June 30, 2010 (unaudited)

The fee tables below provide information about the fees and expenses attributable to each class of shares of the Funds, assuming the Reorganization had taken place on June 30, 2010 and the estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended June 30, 2010. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund see “Other Information—Capitalization.” You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section of the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference and in the “Purchase of Shares” section of the Acquiring Fund SAI, which is incorporated herein by reference.

	Focus Value Fund (Target Fund) Investor A Shares		Basic Value Fund (Acquiring Fund) Investor A Shares(5)		Basic Value Pro Forma Combined Fund Investor A Shares(1)(5)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%		5.25%		5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, which ever is lower)	None	(2)	None	(10)	None	(10)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00	%(6)	0.41	%(5)	0.41	%(5)
Distribution and/or Service (12b-1) Fee	0.25%		0.25%		0.25%
Other Expenses	0.32	%(7)	0.20%		0.20%
Total Annual Fund Operating Expenses	1.57	%(8)	0.86%		0.86%
Fee Waivers and/or Expense Reimbursements	(0.25	)%(6)	—		—
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.32%		0.86%		0.86%

	Focus Value Fund (Target Fund) Investor B Shares		Basic Value Fund (Acquiring Fund) Investor B Shares(5)		Basic Value Pro Forma Combined Fund Investor B Shares(1)(5)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	4.50	%(3)	4.50	%(3)	4.50	%(3)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00	%(6)	0.41	%(5)	0.41	%(5)
Distribution and/or Service (12b-1) Fee	1.00%		1.00%		1.00%
Other Expenses	0.49	%(7)	0.38%		0.37%
Total Annual Fund Operating Expenses	2.49	%(8)	1.79%		1.78%
Fee Waivers and/or Expense Reimbursements	(0.25	)%(6)	—		—
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.24%		1.79%		1.78%

	Focus Value Fund (Target Fund) Investor C Shares		Basic Value Fund (Acquiring Fund) Investor C Shares(5)		Basic Value Pro Forma Combined Fund Investor C Shares(1)(5)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00	%(4)	1.00	%(4)	1.00	%(4)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00	%(6)	0.41	%(5)	0.41	%(5)
Distribution and/or Service (12b-1) Fee	1.00%		1.00%		1.00%
Other Expenses	0.40	%(7)	0.27%		0.27%
Total Annual Fund Operating Expenses	2.40	%(8)	1.68%		1.68%
Fee Waivers and/or Expense Reimbursements	(0.25	)%(6)	—		—
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.15%		1.68%		1.68%

	Focus Value Fund (Target Fund) Institutional Shares		Basic Value Fund (Acquiring Fund) Institutional Shares(5)		Basic Value Pro Forma Combined Fund Institutional Shares(1)(5)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00	%(6)	0.41	%(5)	0.41	%(5)
Distribution and/or Service (12b-1) Fee	None		None		None
Other Expenses	0.28	%(7)	0.14%		0.15%
Total Annual Fund Operating Expenses	1.28	%(8)	0.55%		0.56%
Fee Waivers and/or Expense Reimbursements	(0.25	)%(6)	—		—
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.03%		0.55%		0.56%

	Focus Value Fund (Target Fund) Class R Shares		Basic Value Fund (Acquiring Fund) Class R Shares(5)		Basic Value Pro Forma Combined Fund Class R Shares(1)(5)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00	%(6)	0.41	%(5)	0.41	%(5)
Distribution and/or Service (12b-1) Fee	0.50%		0.50%		0.50%
Other Expenses	0.76	%(7)	0.31%		0.32%
Total Annual Fund Operating Expenses	2.26	%(8)	1.22%		1.23%
Fee Waivers and/or Expense Reimbursements	(0.25	)%(6)	—		(0.01	)%(9)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.01%		1.22%		1.22	%(9)

(1)	Assumes the Reorganization had taken place on June 30, 2010.
(2)	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
(3)	The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares.
(4)	There is no CDSC on Investor C Shares after one year.
(5)	The fees and expenses shown in the table and the example that follows include both the expenses of the Basic Value Fund and the Combined Fund, as applicable, and that respective Fund’s share of the allocated expenses of Master LLC. Management fees are paid by the Master LLC.
(6)	BlackRock Advisors has contractually agreed to waive 0.25% of its fee resulting in an annual management fee equal to 0.75% of the average daily net assets of the Focus Value Fund until November 1, 2011. The contractual waiver may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Focus Value Fund or by a vote of a majority of the outstanding voting securities of the Focus Value Fund.
(7)	Other Expenses have been restated to reflect current fees.
(8)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Focus Value Fund’s most recent annual report, which does not include the restatement of Other Expenses to reflect current fees.
(9)	If the Reorganization is completed, BlackRock Advisors has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.22% (for Class R Shares) of average daily net assets until November 1, 2013. The agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Master LLC or by a vote of a majority of the outstanding voting securities of the Combined Fund.
(10)	A CDSC of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended June 30) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 years
Focus Value Fund (Target Fund) Investor A Shares	$652	$972	$1,313	$2,274
Basic Value Fund (Acquiring Fund) Investor A Shares	$608	$785	$977	$1,530
Basic Value Pro Forma Combined Fund Investor A Shares†	$608	$785	$977	$1,530

Focus Value Fund (Target Fund) Investor B Shares	$677	$1,102	$1,503	$2,580
Basic Value Fund (Acquiring Fund) Investor B Shares	$632	$913	$1,170	$1,860
Basic Value Pro Forma Combined Fund Investor B Shares†	$631	$910	$1,164	$1,852

Focus Value Fund (Target Fund) Investor C Shares	$318	$725	$1,258	$2,717
Basic Value Fund (Acquiring Fund) Investor C Shares	$271	$530	$913	$1,987
Basic Value Pro Forma Combined Fund Investor C Shares†	$271	$530	$913	$1,987

Focus Value Fund (Target Fund) Institutional Shares	$105	$381	$678	$1,523
Basic Value Fund (Acquiring Fund) Institutional Shares	$56	$176	$307	$689
Basic Value Pro Forma Combined Fund Institutional Shares†	$57	$179	$313	$701

Focus Value Fund (Target Fund) Class R Shares	$204	$682	$1,187	$2,576
Basic Value Fund (Acquiring Fund) Class R Shares	$124	$387	$670	$1,477
Basic Value Pro Forma Combined Fund Class R Shares†	$124	$388	$674	$1,487

Expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 years
Focus Value Fund (Target Fund) Investor B Shares	$227	$752	$1,303	$2,580
Basic Value Fund (Acquiring Fund) Investor B Shares	$182	$563	$970	$1,860
Basic Value Pro Forma Combined Fund Investor B Shares†	$181	$560	$964	$1,852

Focus Value Fund (Target Fund) Investor C Shares	$218	$725	$1,258	$2,717
Basic Value Fund (Acquiring Fund) Investor C Shares	$171	$530	$913	$1,987
Basic Value Pro Forma Combined Fund Investor C Shares†	$171	$530	$913	$1,987

†	Assumes the Reorganization had taken place on June 30, 2010.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a fund’s performance. During its most recent fiscal year, each Fund had the following portfolio turnover rate:

Fund	Fiscal Year End	Rate
Focus Value Fund (Target Fund)	6/30/10	61%
Basic Value Fund (Acquiring Fund)	6/30/10	48%

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, the Target Fund and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, the Acquiring Fund and the Target Fund will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and anticipate disposing of, or requesting the disposition of, approximately 20% of the holdings of the Target Fund in preparation for, or as a result of, the Reorganization. With respect to any of the portfolio assets of the Target Fund that are sold (or deemed sold by reason of marking to market of certain assets upon the termination of the Target Fund’s taxable year or as a result of the transfer of an interest in a passive foreign investment company) by the Target Fund in connection with the Reorganization, the tax impact of such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any gains will be distributed to the Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale (or deemed sale), and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares of the Target Fund, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of the Target Fund and the Acquiring Fund are identical.

COMPARISON OF THE FUNDS

Principal Investment Risks

Because of their similar investment objectives and similar investment strategies, the Funds are subject to similar principal investment risks associated with an investment in the relevant Fund, but there are certain differences. Mid cap securities risk and risks of securities of issuers with financial and economic problems are principal risks of the Target Fund, while they are not presently viewed as significant risks of the Acquiring Fund. Foreign securities risk is a principal risk of the Target Fund, while it is a non-principal risk of the Acquiring Fund. Credit risk and sovereign debt risk are principal risks of the Target Fund, while debt securities risk is a non-principal risk of the Acquiring Fund.

Risk	Focus Value Fund (Target Fund)	Basic Value Fund (Acquiring Fund)
Credit/Debt Securities Risk	Principal Risk	Non-Principal Risk
Equity Security Risk	Principal Risk	Principal Risk
Foreign Securities Risk	Principal Risk	Non-Principal Risk
Investment Style Risk	Principal Risk	Principal Risk
Market Risk and Selection Risk	Principal Risk	Principal Risk
Mid Cap Securities Risk	Principal Risk	N/A
Risks of Securities of Issuers with Financial and Economic Problems	Principal Risk	N/A
Sovereign Debt Risk	Principal Risk	N/A

Combined Fund

There is no guarantee that shares of the Combined Fund will not lose value. This means that as shareholders of the Combined Fund, the Target Fund shareholders could lose money. Shares of the Combined Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any Fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference.

Equity Securities Risk—Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Investment Style Risk—Under certain market conditions, value investments have performed better during periods of economic recovery. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Fundamental Investment Restrictions

The Funds have substantially similar fundamental investment restrictions, as indicated on Appendix I.

Performance Information

The following bar charts and tables illustrate the past performance of an investment in each Fund for the periods shown. The information shows you how each Fund’s performance has varied year by year and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. The returns for the Focus Value Fund and the Basic Value Fund Class R shares prior to January 3, 2003, the commencement of operations for Class R, are based upon performance of the Fund’s Institutional shares. The returns for Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to Class R shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. For more information concerning the performance of each Fund, please refer to the each Fund’s Prospectus and Annual Report and Semi-Annual Report. As shareholders of a Fund, you have already received a copy of the Prospectus and Annual Report and Semi-Annual Report. You may request a copy of the Prospectus and Annual Report and Semi-Annual Report at no charge by calling (800) 441-7762 or writing the Fund. With respect to the Target Fund, the returns would have been lower if BlackRock Advisors and its affiliates had not waived or reimbursed certain expenses during these periods.

Investor A Shares

ANNUAL TOTAL RETURNS

BlackRock Focus Value Fund (Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 24.41% (quarter ended December 31, 2001) and the lowest return for a quarter was –22.76% (quarter ended September 30, 2002).

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Focus Value Fund—Investor A
Return Before Taxes	10.02%	1.42%	3.89%
Return After Taxes on Distributions	9.65%	(0.03)%	2.86%
Return After Taxes on Distributions and Sale of Shares	6.50%	0.66%	2.93%

BlackRock Focus Value Fund—Investor B
Return Before Taxes	10.47%	1.32%	3.80%

BlackRock Focus Value Fund—Investor C
Return Before Taxes	14.21%	1.70%	3.63%

BlackRock Focus Value Fund—Institutional
Return Before Taxes	16.46%	2.82%	4.74%

BlackRock Focus Value Fund—Class R
Return Before Taxes	15.32%	1.89%	4.07%
Russell 1000® Value Index (Reflects no deduction for fees, expenses or taxes)	15.51%	1.28%	3.26%
Standard & Poor’s (S&P) 500 Index (Reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

Investor A Shares

ANNUAL TOTAL RETURNS1

BlackRock Basic Value Fund, Inc. (Acquiring Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 18.14% (quarter ended June 30, 2003) and the lowest return for a quarter was –20.50% (quarter ended December 31, 2008).

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years[1]	10 Years[1]
BlackRock Basic Value Fund—Investor A
Return Before Taxes	6.70%	1.74%	3.10%
Return After Taxes on Distributions	6.21%	0.28%	1.74%
Return After Taxes on Distributions and Sale of Shares	4.34%	1.02%	2.15%

BlackRock Basic Value Fund—Investor B
Return Before Taxes	7.09%	1.64%	3.00%

BlackRock Basic Value Fund—Investor C
Return Before Taxes	10.71%	2.01%	2.84%

BlackRock Basic Value Fund—Institutional
Return Before Taxes	12.99%	3.14%	3.94%

BlackRock Basic Value Fund—Class R
Return Before Taxes	12.25%	2.49%	3.39%

Russell 1000® Value Index (Reflects no deduction for fees, expenses or taxes)	15.51%	1.28%	3.26%
Standard & Poor’s (S&P) 500 Index (Reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

(1)	A portion of the Fund’s total return was attributable to payments by the previous investment adviser for compensation as a result of a securities class action settlement recovery and as a result of a corporate action in the fiscal year ended June 30, 2006.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A shares only, and the after-tax returns for Investor B, Investor C, Institutional and Class R shares will vary.

The accounting survivor of the Reorganization will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

The Russell 1000® Value Index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Value Index provides a broad measure of market performance of value equity securities that is intended to closely track the performance of the types of securities in which the Fund invests and has become the standard benchmark for the Fund’s peer group of mutual funds.

The S&P 500 Index is an unmanaged Index that covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Management of the Funds

BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages each Fund’s investments and its business operations subject to the oversight of the Board. While BlackRock Advisors is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock Advisors is a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors and its affiliates had approximately $3.648 trillion in investment company and other portfolio assets under management as of March 31, 2011.

Kevin Rendino and Carrie King are the portfolio managers and are jointly and primarily responsible for the day-to-day management of each Fund. Mr. Rendino is the senior portfolio manager and Ms. King is the associate portfolio manager. Mr. Rendino and Ms. King are expected to serve as the portfolio managers of the Master LLC following the completion of the Reorganization.

Portfolio Managers of the Combined Fund	Primary Role	Since	Title and Recent Biography
Kevin Rendino	Jointly and primarily responsible for the day-to-day management of the Fund and the selection of its investments.	2006	Managing Director of BlackRock, Inc. and Head of BlackRock’s Basic Value Equity team since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2006.

Carrie King	Jointly and primarily responsible for the day-to-day management of the Fund and the selection of its investments.	2009	Director of BlackRock, Inc. since 2007; Vice President of BlackRock, Inc. in 2006; Vice President of MLIM from 1993 to 2006.

The Acquiring Fund’s Statement of Additional Information provides additional information about the compensation of the portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in the Acquiring Fund and other funds managed by BlackRock Advisors.

Investment Advisory and Management Agreements

The Target Fund has entered into a management agreement with BlackRock Advisors (the “Focus Value Fund Management Agreement”), pursuant to which BlackRock Advisors receives for its services to the Target Fund a management fee at the annual rate stated below. The Master LLC has entered into a management agreement with BlackRock Advisors (the “Master LLC Management Agreement,” and together with the Focus Value Fund Management Agreement, the “Management Agreements”), pursuant to which BlackRock Advisors receives for its services to the Master LLC a management fee at the annual rates that decrease as the total assets of the Master LLC increase above the levels stated below.

(Based on aggregate average daily net assets of the Fund)

Focus Value Fund (Target Fund**)		Basic Value Fund (Acquiring Fund*)
All Assets	1.00%	First $100 million	0.60%
		$100 million - $200 million	0.50%
—	—	Greater than $200 million	0.40%

*	Management Fees are paid by the Master LLC.
**	BlackRock Advisors has contractually agreed to waive 0.25% of its fee resulting in an annual management fee equal to 0.75% of the average daily net assets of the Target Fund until November 1, 2011. The contractual waiver may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Fund or by a vote of a majority of the outstanding voting securities of the Target Fund.

For the fiscal year ended June 30, 2010, BlackRock Advisors received a management fee, net of any applicable waivers, at the annual rates stated below for each of the Target Fund and Acquiring Fund.

Focus Value Fund (Target Fund)	Basic Value Fund (Acquiring Fund*)	Basic Value Pro Forma Combined Fund*
0.75%	0.41%	0.41%

*	Management Fees are paid by the Master LLC.

BlackRock Advisors has contractually agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Fund’s business, if any), of each share class of certain Funds at the levels shown below. (Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this Combined Prospectus/Proxy Statement as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.”) To achieve these expense caps, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

BlackRock has agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses until November 1, 2013 to the amounts noted in the table below.

Total Annual
Fund Operating Expenses* after giving effect
to all applicable contractual fee waivers
and/or expense reimbursements
(excluding Dividend Expense, Interest
Expense, Acquired Fund Fees
and Expenses and certain other
Fund expenses)**
Combined Fund***
Class R shares	1.22%

*	As a percentage of average daily net assets.
**	Includes expenses net of contractual fee waivers and waivers that may be imposed upon shares as a result of an equal reduction in fund-level fees for all classes.
***	Assumes the Reorganization had occurred on June 30, 2010.

The Management Agreement with respect to the Master LLC will remain in place following the Reorganization and the management fee rate of the Combined Fund under the Management Agreement will be identical to the current management fee rate applicable to the Master LLC.

A discussion of the Board’s approval or of the approval of the Board of Directors of the Acquiring Fund, as applicable, of the Management Agreement with BlackRock Advisors on behalf of each Fund is included in the Fund’s annual or semi-annual report for the fiscal period ended on the date indicated in the following chart:

Fund	Report for Fiscal Period
Basic Value Fund (Acquiring Fund)	6/30/10
Focus Value Fund (Target Fund)	6/30/10

BlackRock Advisors will manage the Combined Fund as investment manager, pursuant to the Master LLC Management Agreement, the principal terms of which are described below.

Terms of each Management Agreement. The terms of each Management Agreement are substantially similar. Each Management Agreement generally provides that, subject to the oversight of the Board or the Board of Directors of the Acquiring Fund, as applicable, BlackRock Advisors will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund’s assets, (b) supervise continuously the investment of the Fund, (c) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Funds; and (d) provide investment research to the Fund. BlackRock Advisors will provide the services in accordance with the Fund’s respective investment objectives, policies and restrictions as stated in its registration statements and the resolutions of the Board or the Board of Directors of the Acquiring Fund, as applicable.

Under each Management Agreement, BlackRock Advisors will comply with (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940 and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law and (iii) the provisions of the Fund’s organizational documents as such are amended from time to time. BlackRock Advisors will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock Advisors will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency.

Each Management Agreement provides that BlackRock Advisors may, to the extent permitted by applicable law, appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the Funds.

Under each Management Agreement, BlackRock Advisors is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Management Agreement. Under each Management Agreement, BlackRock Advisors is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Management Agreement is terminable as to the Fund by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days’ written notice to BlackRock Advisors. BlackRock Advisors may also terminate its advisory relationship with respect to the Fund on 60 days’ written notice to the Fund. Finally, BlackRock Advisors is liable for the acts and omissions of any sub-adviser as it is for its own acts and omissions.

BlackRock Advisors has a sub-advisory agreement with BIM, an affiliate of BlackRock Advisors, with respect to each Fund under which BlackRock Advisors pays a fee for services it receives equal to a percentage of the advisory fee BlackRock Advisors receives from each Fund. BIM is responsible for the day-to-day management of each Fund’s portfolio and is expected to continue to act as the sub-adviser to the Combined Fund.

Administration Agreement

With respect to the Acquiring Fund, BlackRock Advisors serves as the Fund’s administrator. The Target Fund does not have an administrator. Pursuant to the Administration Agreement between the Acquiring Fund and BlackRock Advisors, as administrator, BlackRock Advisors may receive for its services monthly compensation at the annual rate of 0.25% of the average daily net assets of the Fund, but only if, among other things, the Administration Agreement is first amended by the Acquiring Fund’s Board of Directors to permit such compensation. To date, the Acquiring Fund’s Board of Directors has not so amended the Administration Agreement.

BlackRock Advisors may from time to time voluntarily waive administration fees with respect to each Fund and may voluntarily reimburse a Fund for expenses. The Administration Agreement will remain in place following the closing of the Reorganization with respect to the Combined Fund.

Other Service Providers

	Focus Value Fund (Target Fund)	Basic Value Fund (Acquiring Fund)
Investment Adviser	BlackRock Advisors 100 Bellevue Parkway Wilmington, Delaware 19809	BlackRock Advisors* 100 Bellevue Parkway Wilmington, Delaware 19809

Sub-adviser	BlackRock Investment Management, LLC 800 Scudders Mill Road Plainsboro, New Jersey 08536	BlackRock Investment Management, LLC 800 Scudders Mill Road Plainsboro, New Jersey 08536

Administrator	None	BlackRock Advisors 100 Bellevue Parkway Wilmington, Delaware 19809

Distributor	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022

Custodian	JPMorgan Chase & Co. 4 Chase Metro Tech Center Brooklyn, New York 11245	The Bank of New York Mellon One Wall Street New York, New York 10286

Transfer Agent	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 750 College Road East Princeton, New Jersey 08540	Deloitte & Touche LLP 750 College Road East Princeton, New Jersey 08540

Legal Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019

Accounting Services Provider	State Street Bank and Trust Company 600 College Road East Princeton, New Jersey 08540	State Street Bank and Trust Company 600 College Road East Princeton, New Jersey 08540

*	BlackRock Advisors serves as the investment adviser of the Master LLC.

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Distributor; Distribution and Service Fees

BlackRock Investments, LLC (“BRIL”), 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock Advisors, acts as each Fund’s distributor and will act as distributor for the Combined Fund following the closing of the Reorganization.

The share classes of each Fund are subject to annual service and/or distribution fees at the following rates, expressed as a percentage of a Fund’s average daily net assets attributable to the share class:

Share Class	Annual Service Fee Rate	Annual Distribution Fee Rate
Investor A	0.25%	None
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Institutional	None	None
Class R	0.25%	0.25%

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s distribution and service fees will be applied to investors.

Dividends and Distributions

Each Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Following the closing of the Reorganization, the Acquiring Fund’s dividends and distributions policy will be continued by the Combined Fund.

Purchase, Exchange, Redemption and Valuation of Shares

Shareholders should refer to the Acquiring Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the Acquiring Fund, which policies and procedures will be the same for the Combined Fund following the closing of the Reorganization except as noted below.

Purchasing Shares. The Acquiring Fund offers its shares to the public on a continuous basis. Investor A, Investor C and Institutional may be purchased through orders placed with its distributor, BRIL, or the shareholders’ intermediaries. Investor B and Class R shares are offered on a very limited basis. Investor B shares are currently available for purchase only through exchanges and dividend reinvestments by current holders of Investor B shares and for purchase by certain employee benefit plans. Class R shares are currently available for purchase only to certain retirement plans and other similar plans. Only certain investors are eligible to buy Institutional Shares.

Shares of the Acquiring Fund may be purchased at Net Asset Value (“NAV”), plus any applicable sales charge, through written or telephone instructions. NAV is computed as of the close of trading on the New York Stock Exchange (“NYSE”) on any day the NYSE is open for trading. Orders to purchase shares must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

Exchanging Shares. Acquiring Fund shareholders have the right to exchange their shares for shares of the same class of another fund in the BlackRock Advisors mutual fund complex, provided that the share class and fund is available and open to new investors, except as noted below. There is a minimum required amount for exchanges of Acquiring Fund Investor A, Investor B or Investor C shares of $1,000 and none for Institutional shares. Shares are exchanged at NAV. Class R shares do not offer an exchange privilege.

Redeeming Shares. The Acquiring Fund does not charge a redemption fee. Institutional shares are redeemed at NAV, while Investor A, Investor B, Investor C shares are redeemed at NAV, adjusted for any applicable deferred sales charges. Investor A shares do not have a CDSC, except there is a CDSC of 0.75% for redemption of an investment of $1 million or more and the redemption is made within 18 months after the investment. Investor B shares have a CDSC of 4.50% for redemption of an investment within one year, and the CDSC for Investor B shares decreases for redemptions made in subsequent years, with no CDSC after six years. Investor C shares have a CDSC of 1.00% for redemption of an investment within 12 months after the investment. Investor A, Investor C and Institutional shares may be redeemed through orders placed with its distributor, BRIL, or the shareholders’ intermediaries. NAV of the Acquiring Fund is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

Comparison of Valuation Policies. The valuation policies of the Funds are identical. Each Fund uses current market quotations to value its portfolio securities, if such quotations are readily available and reflect the fair value of the security. In the absence of current market quotations, or if current market quotations are available but, in the judgment of the Fund’s adviser, do not reflect the fair value of a security, each Fund uses fair valuation policies to determine the value of a security. The Board of each Fund has designated a separate pricing/valuation committee with the responsibility for day-to-day determinations of fair value. Each Fund’s policies also provide for the use of independent pricing services to assist in the determination of fair value.

Combined Fund. The Combined Fund’s valuation policies will be those of the Acquiring Fund, which are identical to those of the Target Fund.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and BRIL, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Disclosure of Portfolio Holdings

For a discussion of the Acquiring Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Acquiring Fund’s Statement of Additional Information. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Market Timing Trading Policies and Procedures

The Funds have identical market timing policies. See the Acquiring Fund’s Prospectus—“Account Information—Short-Term Trading Policy.”

FINANCIAL HIGHLIGHTS

The financial highlights tables for the existing share classes of the Acquiring Fund that are contained in the Acquiring Fund’s Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement, have been derived from the financial statements audited by Deloitte & Touche LLP. Financial highlights tables from the share classes of the Target Fund may be found in the Target Fund’s Prospectus and Annual Report and Semi-Annual Reports, which are available without charge by calling (800) 441-7762.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II and is incorporated herein by reference.

General

Under the Reorganization Agreement, the Target Fund will transfer its assets to the Acquiring Fund in exchange for certain stated liabilities of the Target Fund and shares of the Acquiring Fund. For more details about the Reorganization Agreements, see Appendix II— “Form of Agreement and Plan of Reorganization.” The shares of the Acquiring Fund issued to the Target Fund will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date (as defined in Appendix II) of the Reorganization (the “Valuation Time”). Upon receipt by the Target Fund of the shares of the Acquiring Fund, the Target Fund will distribute the shares to its shareholders, and as soon as practicable after the Closing Date, thereafter the Target Fund will be terminated and de-registered as an investment company, and dissolved as a Maryland corporation. Immediately following the closing of the Reorganization, the Acquiring Fund will contribute the portfolio securities and assets of the Target Fund to the Master LLC in exchange for a corresponding interest in the Master LLC.

The distribution of Acquiring Fund shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the respective pro rata number of shares that the Target Fund is to receive under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

As a result of the Reorganization, the Target Fund shareholder will own the same class of shares of the Combined Fund, as indicated in the table below. A Target Fund shareholder will receive shares of the Combined Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

Focus Value Fund (Target Fund)	Combined Fund
Institutional shares	Institutional shares
Investor A shares	Investor A shares
Investor B shares	Investor B shares
Investor C shares	Investor C shares
Class R shares	Class R shares

No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of shares of the Combined Fund in the Reorganization.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire the assets of the Target Fund on the Closing Date in consideration for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund.

On the Closing Date, the Target Fund will transfer to the Acquiring Fund its assets in exchange solely for the shares of the Acquiring Fund that are equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Funds, and the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

Immediately following the closing of the Reorganization, the Acquiring Fund will contribute the portfolio securities and assets of the Target Fund to the Master LLC in exchange for a corresponding interest in the Master LLC.

The Target Fund expects to distribute the shares of the Acquiring Fund to the shareholders of the Target Fund promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed in accordance with applicable state law and the charter of the Target Fund. Thereafter, the Target Fund will be terminated and de-registered as an investment company, and dissolved as a Maryland corporation.

Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the applicable Reorganization Agreement, the obligations of the Acquiring Fund and Target Fund are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Fund’s shareholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the Funds, either before or after approval thereof by the shareholders of the Target Fund.

The Board, including all of the Independent Board Members, recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Target Fund (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of the Target Fund will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•

that certain strategies of the Target Fund and the Acquiring Fund are similar and compatible, while others are different. The Board considered the principal differences in investment strategies between the Target Fund and the Acquiring Fund, including that the Acquiring Fund pursues its investment objective by investing all of its assets in the Master LLC. See “Summary—Investment Objectives and Principal Investment Strategies.”

•

that assuming the Reorganization had occurred on June 30, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of June 30, 2010 and (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of June 30, 2010.

•

that the contractual and effective management fee rates for the Master LLC after completion of the Reorganization are expected to be lower than the contractual and effective management fee rates for the Target Fund, assuming the Reorganization occurred on June 30, 2010.

•

that if the Reorganization is approved, BlackRock Advisors has contractually agreed to waive fees and/or reimburse expenses following the closing of the Reorganization in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.22% for Class R shares of average daily net assets until November 1, 2013.

•

the expectation that the Combined Fund will achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

•

that the same portfolio management team (as described above under “Comparison of the Funds—Management of the Funds”) that currently manages each Fund is expected to manage the Combined Fund following the closing of the Reorganization.

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information.”

•

that the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund, as indicated above in “Information about the Reorganization—General.”

•

that there are certain differences in the contingent deferred sales charges (“CDSCs”) of the Investor A shares of the Funds. Investor A shares of the Target Fund have a CDSC of 1.00% imposed on investments of $1 million or more if redeemed within eighteen months, while Investor A shares of the Acquiring Fund have a CDSC of 0.75% imposed on investment of $1 million or more if redeemed within eighteen months.

•

that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, and the Reorganization is expected to be a tax-free transaction. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•

that the aggregate net asset value of the shares that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the

Target Fund own immediately prior to the Reorganization, and that shareholders of the Target Fund will not be diluted as a result of the Reorganization.

•	that a portion of the costs associated with the Reorganization will be paid by the Target Fund regardless of whether the Reorganization is approved by shareholders.

For these and other reasons, the Board, including all of the Independent Board Members, concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Target Fund and the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

If the Reorganization is not approved by shareholders of the Target Fund, the Board will consider other alternatives.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that each Fund receive an opinion from Willkie Farr & Gallagher LLP, special tax counsel to each Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•

No gain or loss will be recognized by the Target Fund or by the Acquiring Fund upon the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Target Fund except for (A) any gain or loss that may be recognized on “Section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Target Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Fund.

•

No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its shares of the Target Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

•

The tax basis of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Target Fund surrendered in exchange therefor.

•

The holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

•

The Acquiring Fund’s tax basis in assets of the Target Fund received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization increased by the amount of gain or decreased by the amount of loss, if any, recognized by the Target Fund upon the transfer, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund except for any assets which may be marked to market for federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

•

No gain or loss will be recognized by the Master LLC, the Acquiring Fund, or any other partner in the Master LLC upon the transfer of the assets of the Target Fund by the Acquiring Fund to the Master LLC solely in exchange for an interest in the Master LLC.

•	The Master LLC’s tax basis in the assets will be the same as the tax basis of such assets to the Acquiring Fund immediately prior to such transfer.

•

The Master LLC’s holding period for such assets will include the period during which those Assets were held by the Target Fund and the Acquiring Fund, other than any assets which may be marked to market for federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

The opinion of Willkie Farr & Gallagher LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering each opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the applicable Reorganization will be consummated in accordance with the operative documents. Each opinion will not express an opinion as to the tax effects to the Target Fund or the Acquiring Fund from the marking to market of certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

Prior to the Closing Date, the Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and anticipate disposing of, or requesting the disposition of, approximately 20% of the assets of the Target Fund in preparation for, or as a result of, the Reorganization. A portion of the portfolio assets of the Target Fund may be required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund. As BlackRock cannot predict at this time the exact assets that may be sold, the amount of such assets that may be sold, or the price at which such assets may be sold, it is not possible for BlackRock to currently predict the amount of any distributions of capital gains that you may receive as a result of the Reorganization. Nonetheless, based on the net capital loss positions of the Target Fund as of April 29, 2011, including any available capital loss carryforwards, it is not expected that the anticipated sale of assets in preparation for, or as a result of, the Reorganization, will result in any material amounts of capital gains to be distributed to shareholders of the Target Fund.

The capital loss carryforwards of the Acquiring Fund and the Target Fund should not be limited by reason of the Reorganization. The Target shareholders are expected to experience some dilution of their capital loss carryforwards, while the Acquiring Fund shareholders are expected to experience a slight increase in their capital loss carryforwards per share as a result of the Reorganization. For five years beginning after the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to the one Fund (if any) with capital loss carryforwards attributable to the other Fund. As a result, it is possible that the shareholders of the Target Fund would receive taxable distributions of capital gains earlier than they would have in the absence of the Reorganization.

Shareholders of the Target Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

The Target Fund’s portion of the costs associated with the Reorganization will be paid by the Target Fund. BlackRock Advisors or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization. The estimated expense of the Reorganization is $141,006 for the Target Fund and $80,900 for the Acquiring Fund. The foregoing estimated expenses for the Target Fund and the Acquiring Fund will be borne by the Target Fund and BlackRock Advisors or its affiliates, respectively, (to the extent incurred) regardless of whether the Reorganization is consummated. BlackRock Advisors follows a formula for determining how to allocate Reorganization costs. Each Fund is allocated all of the Reorganization costs attributable to such Fund. In addition, Reorganization costs common to more than one Fund will be allocated across the Funds based upon relative net assets or other appropriate methods. If BlackRock Advisors expects that a Fund will not recover that portion of the Reorganization costs allocated to it within one year as a result of expense savings directly related to the Reorganization, that portion of the costs will be borne by BlackRock Advisors or its affiliates. The Board of each Fund believes that this methodology is reasonable and equitable to the Funds and that the resulting costs to be borne by each Fund, if any, are reasonable.

The Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, costs incurred in attending the Board meeting and preparing the minutes of the Board meeting, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 Registration Statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the proxy materials to be used in connection with the meeting of shareholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing.

The portfolio managers of the Acquiring Fund anticipate disposing of, or requesting the disposition of, approximately 20% of the assets of the Target Fund in preparation for, or as a result of, the Reorganization. Consequently, brokerage commissions and other transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganization. If such dispositions occur prior to the Reorganization, the related brokerage commissions and other transaction costs will be borne by the Target Fund. If such dispositions occur after the Reorganization, the related brokerage commissions and other transaction costs will be borne by the Combined Fund. The brokerage commissions and other transaction costs associated with such dispositions and the subsequent purchase of other securities with the resulting proceeds are expected to be approximately $64,000. The portfolio managers will evaluate the portfolio of the Combined Fund on a continuing basis and the percentage of assets of the Target Fund that the portfolio managers of the Acquiring Fund anticipate disposing of or requesting the disposition of in preparation for, or as a result of, the Reorganization is subject to change.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Acquiring Fund will establish a position for the Target Fund shareholders on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to surrender such certificates. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher LLP, special tax counsel to the Acquiring Fund. Certain matters concerning the issuance of shares of the Acquiring Fund have been passed on by Miles & Stockbridge P.C., which serves as Maryland counsel to the Fund.

OTHER INFORMATION

Capitalization

The following table sets forth as of May 3, 2011: (i) the unaudited capitalization of the Target Fund; (ii) the unaudited capitalization of the Acquiring Fund; and (iii) the unaudited pro forma combined capitalization of the Combined Fund assuming the Reorganization has been completed. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Fund	Total Net Assets	Net Asset Value Per Share	Shares Outstanding
Basic Value Fund (Acquiring Fund)
Investor A	$1,808,432,480	$27.83	64,980,212
Investor B	$85,181,779	$27.37	3,111,720
Investor C	$497,791,517	$26.07	19,092,827
Institutional	$2,703,359,645	$28.02	96,480,382
Class R	$25,449,930	$26.96	943,959

Fund	Total Net Assets	Net Asset Value Per Share	Shares Outstanding
Focus Value Fund (Target Fund)
Investor A	$73,934,344	$12.34	5,992,119
Investor B	$1,764,764	$11.08	159,212
Investor C	$13,228,627	$10.62	1,245,315
Institutional	$75,322,827	$12.48	6,034,327
Class R	$1,131,840	$11.19	101,115

Fund	Total Net Assets(1)	Net Asset Value Per Share	Shares Outstanding(2)
Pro Forma Adjustments
Investor A	$(63,037)		(3,337,790)
Investor B	$(1,504)		(94,799)
Investor C	$(11,279)		(738,362)
Institutional	$(64,221)		(3,348,418)
Class R	$(965)		(59,170)

Fund	Total Net Assets	Net Asset Value Per Share	Shares Outstanding
Basic Value Pro Forma Combined Fund(3)
Investor A	$1,882,303,787	$27.83	67,634,541
Investor B	$86,945,039	$27.37	3,176,133
Investor C	$511,008,865	$26.07	19,599,780
Institutional	$2,778,618,251	$28.02	99,166,291
Class R	$26,580,805	$26.96	985,904

(1)	Reflects the charge for estimated reorganization expenses of $141,006 attributable to the Focus Value Fund.
(2)	Adjustments are due to differences in net asset value per share.
(3)	Assumes the Reorganization had taken place on May 3, 2011.

Shareholder Information

As of the Record Date, there were approximately 13,519,066 shares of the Target Fund outstanding. As of such date, the Board members and officers of the Fund as a group owned less than 1% of the shares of the Target Fund. As of such date, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

Name	Address	% of Class	Class	% of Fund	% of Combined Fund Post Closing
**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	80.15%	Investor A Shares	35.59%	2.52%
**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	71.67%	Investor B Shares	0.84%	0.06%
Sue A. Slater	301 Bellevue Parkway Wilmington, DE 19809	13.91%	Investor B Shares	0.16%	0.01%
**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	80.02%	Investor C Shares	7.23%	0.51%
**RBC Capital Markets LLC	510 Marquette Avenue S Minneapolis, MN 55402-1110	5.48%	Investor C Shares	0.49%	0.04%
**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	99.26%	Class R Shares	0.72%	0.05%
**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	63.32%	Institutional Shares	28.28%	2.01%

**	Record holder that does not beneficially hold the shares.

As of the Record Date, there were approximately 184,730,994 shares of the Acquiring Fund outstanding. As of such date, the members of the Board of Directors and officers of the Fund as a group owned less than 1% of the shares of the Acquiring Fund. As of such date, no person was known by the Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund except as follows:

Name	Address	% of Class	Class	% of Fund	% of Combined Fund Post Closing
**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	83.69%	Investor A Shares	29.48%	28.56%

**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	90.70%	Investor B Shares	1.53%	1.49%

**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	89.51%	Investor C Shares	9.27%	8.98%

**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	75.34%	Class R Shares	0.39%	0.38%

**VRSCO FBO AIGFSB [CUST] [TTEE] FBO Allegheny County 457B DEF COMP	292 Allen Parkway, A6-20 Houston, TX 77019-2116	5.26%	Class R Shares	0.03%	0.03%

**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	79.86%	Institutional Shares	41.69%	40.39%

**	Record holder that does not beneficially hold the shares.

Shareholder Rights and Obligations

Each Fund is a corporation organized under the laws of the Maryland. Under the Acquiring Fund’s charter, the Acquiring Fund is authorized to issue 1,600,000,000 shares of common stock, with a par value of $0.10 per share. Under the Target Fund’s charter, the Target Fund is authorized to issue 400,000,000 shares of common stock, with a par value of $0.10 per share.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services), and have exclusive voting rights with respect to matters relating to the class’ account maintenance and/or distribution expenditures.

There are no preemptive rights in connection with shares of the Target Fund or the Acquiring Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Acquiring Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Acquiring Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the 1940 Act. In the event the Reorganization is not completed, the Target Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Target Fund should send such proposal to the BlackRock Funds, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Acquiring Fund should send such proposal to the BlackRock Funds, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Under the Target Fund’s by-laws, in order for a shareholder proposal to be considered for presentation at a shareholders’ meeting, other than a proposal presented under rules promulgated by the SEC, the shareholder making the proposal must meet the requirements set out in the by-laws including with respect to the timeliness of submission. To be timely, a shareholder’s notice to the Secretary must be delivered or mailed and received at the principal executive offices of the Fund not later than the close of business on the fifth (5th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of the Target Fund and the Board primarily by the mailing of the Notice of Special Meeting of Shareholders and this Combined Prospectus/Proxy Statement with its enclosures on or about May 23, 2011. Target Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Target Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Target Fund has retained Computershare Fund Services (“Computershare”), located at 280 Oser Avenue, Hauppauge, New York 11788, a professional proxy solicitation firm, to assist with the solicitation of proxies. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), located at 51 Mercedes Way, Edgewood, New York 11717, will assist the Target Fund in the distribution of proxy materials and the tabulation of proxies. Target Fund shareholders may receive a telephone call from Computershare asking them to vote. The proxy mailing, tabulation and solicitation expenses in connection with the combination of the Target Fund with the Acquiring Fund are estimated to be approximately $39,330, which expenses shall be borne by the Target Fund.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Target Fund. Representatives of BlackRock Advisors and its affiliates and other representatives of the Target Fund may also solicit proxies. Questions about the proposal should be directed to Computershare at 1-866-963-6126.

Computershare and/or Broadridge will assist with the mailing and tabulation effort and may also solicit proxies by contacting shareholders by telephone.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the Target Fund into the Acquiring Fund and the solicitation of proxies by and on behalf of the Board for use at the Special Meeting. The Special Meeting will be held on Friday, June 24, 2011 at 9:30 a.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or at such later time as is made necessary by adjournment or postponement.

As of the Record Date, the Target Fund had the following number of shares outstanding:

Share Class	Number of Shares
Investor A shares	6,002,339.878
Investor B shares	159,147.759
Investor C shares	1,220,797.028
Institutional shares	6,038,341.521
Class R shares	98,439.888

Only shareholders of record on April 27, 2011 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval by the Target Fund of the proposed Reorganization will require the affirmative vote of a majority of the shares of the Target Fund, as defined in the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Target Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Target Fund, voting together as a single class. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur.

The Board has fixed the close of business on April 27, 2011 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper proxy card or by submitting a Proxy by telephone or over the Internet), the shares of the Target Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof.

A majority of the outstanding shares of the Target Fund entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

The chairman of any meeting of the shareholders may adjourn the meeting from time to time to reconvene at the same or some other place, whether or not a quorum is present. Notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken and the adjourned meeting is held not more than 120 days after the original record date. If a shareholder vote is called and a quorum is present, any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Target Fund present in person or by proxy and entitled to vote on such adjournment; if a quorum is not present, any such adjournment will require the affirmative vote of the holders of a majority of votes cast. At the adjourned meeting, any business may be transacted that might have been transacted at the original meeting. The absence from any meeting, in person or by proxy, of a quorum for action upon any given matter shall not prevent action at such meeting upon any other matter or matters that properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum in respect of such other matters. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners may vote on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum. Abstentions and broker non-votes will be treated as votes against the Reorganization.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Reorganization before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the Reorganization. A signed proxy card or other authorization by a beneficial owner of shares of the Target Fund that does not specify how the beneficial owner’s shares are to be voted on the proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Reorganization.

Manner of Voting

Target Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via touchtone telephone or the Internet using the instructions provided on the enclosed proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Fund, or by voting in person at the Special Meeting.

Voting by Mail. To vote by mail, you should date and sign the proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card in the envelope provided.

Voting by Telephone. You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card. At the prompt, follow the menu. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your proxy card at hand.

Internet Voting. To vote over the Internet, please log on to the website listed on your proxy card and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card, you may vote them during the same session.

Additional Information. Shareholders voting their Proxies by telephone or Internet need not return their proxy card by mail.

A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing Computershare, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

The Target Fund believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card promptly. No postage is necessary if mailed in the United States.

May 20, 2011

APPENDIX I

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Target Fund may not:

(1) Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act;

(2) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities);

(3) Make investments for the purpose of exercising control or management. (The Fund may, however, from time to time have a controlling interest in a particular issuer, be part of a group holding a controlling interest, or serve on a creditor’s committee or otherwise participate in bankruptcy or reorganization proceedings);

(4) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

(5) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s prospectus and Statement of Additional Information, as they may be amended from time to time;

(6) Issue senior securities to the extent such issuance would violate applicable law;

(7) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

(8) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in selling portfolio securities; and

(9) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

The Acquiring Fund may not:

(1) Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act;

(2) Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities);

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(3) Make investments for the purpose of exercising control or management;

(4) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

(5) Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan; (ii) that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s prospectus and this Statement of Additional Information, as they may be amended from time to time; and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission;

(6) Issue senior securities to the extent such issuance would violate applicable law;

(7) Borrow money, except that (i) the Fund may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

(8) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in selling portfolio securities; and

(9) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

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APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2011, by and between the BlackRock Focus Value Fund, Inc. (the “Target Fund”), and the BlackRock Basic Value Fund, Inc. (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund and Investor A, B, C, Institutional and Class R shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund, and (iii) the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”); and (iv) if applicable, immediately following the closing of the Reorganization, the Acquiring Fund will contribute the assets of the Target Fund to the Master Acquiring Fund (as each term is defined below) in exchange for a corresponding interest in the Master Acquiring Fund;

WHEREAS, the Target Fund and the Acquiring Fund are both open-end, registered management investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Acquiring Fund invests substantially all of its assets in the Master Basic Value LLC (the “Master Acquiring Fund”), a Delaware limited liability company;

WHEREAS, each of the Acquiring Fund and the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Directors of the Acquiring Fund has determined that the Reorganization is in the best interests of the Acquiring Fund;

WHEREAS, the Board of Directors of the Target Fund has determined that the Reorganization is in the best interests of the Target Fund and determined that the Reorganization is advisable and directed that the Reorganization be submitted for consideration at a special meeting of the Target Fund shareholders as of the record date for determining the Target Fund shareholders entitled to vote at such meeting (the “Shareholder Meeting Record Date”);

WHEREAS, if the shareholders of the Target Fund approve this Agreement and all other conditions precedent have been met to effect the Reorganization as contemplated by this Agreement, the Acquiring Fund will, immediately following the Closing or as soon as practicable thereafter, make a contribution in kind of all of the assets it received from the Target Fund to the Master Acquiring Fund in exchange for a corresponding interest in the Master Acquiring Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (a) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, determined by dividing: (i) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund with respect to each class of the Target Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one share of the corresponding class of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. For the purposes of this Agreement, the Investor A shares of the Target Fund correspond to the Investor A shares of the Acquiring Fund, Investor B shares of the Target Fund correspond to Investor B shares of the Acquiring Fund, Investor C shares of the Target Fund correspond to Investor C shares of the Acquiring Fund, Institutional shares of the Target Fund correspond to Institutional shares of the Acquiring Fund, and Class R shares of the Target Fund correspond to Class R shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund unless the context otherwise requires.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the Target Fund’s rights under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations of the Target Fund, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, (i) the Target Fund shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date and (ii) the Acquiring Fund shall make any filings with the State of Maryland that are required under the laws of the State of Maryland.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, (i) the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number and class of Acquiring Fund Shares due Target Fund Shareholders and (ii) the Target Fund will dissolve. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE ACQUIRING FUND; ACTION BY TARGET FUND. The Acquiring Fund shall take all actions expressed herein as being the obligations of the Acquiring Fund. The Target Fund shall take all actions expressed herein as being the obligations of the Target Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.2, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of Stated Liabilities of the Target Fund assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Investor A, Investor B, Investor C, Institutional and Class R Acquiring Fund Shares shall be the net asset value per share for the Investor A, Investor B, Investor C, Institutional and Class R Shares, respectively, of the Target Fund computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the third quarter of 2011, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian (the “Target Fund Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Target Fund Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent (“the Acquiring Fund Transfer Agent”) to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET FUND. The Target Fund represents and warrants to the Acquiring Fund as follows:

(a) The Target Fund is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Target Fund is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Target Fund is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The Registration Statement on Form N-14 of the Acquiring Fund and the Combined Prospectus/Proxy Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Target Fund for use in the Registration Statement or any other materials provided by the Target Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Fund’s prospectus, statement of additional information and shareholder reports, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Target Fund will not result in the violation of Maryland law, or any provision of the Target Fund’s charter or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Target Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party, or by which the Target Fund is bound.

(f) The Target Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Target Fund’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) (i) The audited financial statements of the Target Fund as of June 30, 2010 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Target Fund for the six months ended December 31, 2010 have been prepared in accordance with GAAP consistently applied by the Target Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by accounting principles generally accepted in the United States of America consistently applied, to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements as of June 30, 2010, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j) Since December 31, 2010 there has not been (i) any pending or to the knowledge of the Target Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Fund’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Target Fund is authorized to issue 400,000,000 shares of common stock, par value $0.10 per share. All issued and outstanding shares of common stock of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) Subject to the requisite approval of this Agreement by the Target Fund shareholders as of the Shareholder Meeting Record Date, (i) the Target Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Target Fund; and (iii) this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement and the requisite approval of this Agreement by the Target Fund shareholders as of the Shareholder Meeting Record Date, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

(r) The Target Fund has called a special meeting of Target Fund shareholders as of the Shareholder Meeting Record Date to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 24, 2011 (or such other date as the parties may agree to in writing).

(s) Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Acquiring Fund is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Acquiring Fund is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund. Any written information furnished by the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The prospectus, statement of additional information and shareholder reports of the Acquiring Fund, and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Fund will not result in the violation of, Maryland law or any provision of the Acquiring Fund’s charter or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Fund, or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund, or by which the Acquiring Fund is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) (i) The audited financial statements of the Acquiring Fund as of June 30, 2010 and for the fiscal year then ended have been prepared in accordance with GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Acquiring Fund for the six months ended December 31, 2010 have been prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP consistently applied, to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund as of June 30, 2010, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) Since December 31, 2010, there has not been (i) any pending or to the knowledge of the Acquiring Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(k) The Acquiring Fund is authorized to issue 1,600,000,000 shares of common stock, par value $0.10. All issued and outstanding shares of common stock of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(m) The Acquiring Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

(o) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.5, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Fund will prepare and deliver to the Acquiring Fund at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) a statement of Assets and Stated Liabilities of the Target Fund as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Target Fund.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Fund’s officers and agents all books and records of the Target Fund, and the Acquiring Fund shall make available to the Target Fund’s officers and agents all books and records of the Acquiring Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Target Fund will terminate all agreements to which the Target Fund is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Target Fund contemplated by Section 4.1(r) and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with such meeting of the shareholders of the Target Fund to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code.

Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, special United States federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.9 REASONABLE BEST EFFORTS. Each of the Acquiring Fund and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

5.12 PROXY. The Target Fund agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the combined prospectus/proxy statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund, pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board of Directors of the Target Fund has approved this Agreement, with respect to the Target Fund.

6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

7.3 The Board of Directors of the Acquiring Fund has approved this Agreement with respect to the Acquiring Fund.

7.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

7.5 The Target Fund shall have taken all steps required to terminate all agreements to which the Target Fund is a party (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF

THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the Target Fund shareholders as of the Shareholder Meeting Record Date in accordance with the provisions of the Target Fund’s charter and bylaws, applicable Maryland law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund, nor the Target Fund, may waive the condition set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Target Fund, the Acquiring Fund or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 The Acquiring Fund and the Target Fund each shall have received an opinion of Willkie Farr & Gallagher LLP, special United States tax counsel to the Acquiring Fund and the Target Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders in complete dissolution and liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund;

(c) under Section 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely or as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(d) under Section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares pursuant to the Reorganization;

(e) under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

(f) under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(g) under Section 362(b) of the Code, the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

(h) under Section 1223(2) of the Code, the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

(i) under Section 721 of the Code, no gain or loss will be recognized by the Master Acquiring Fund, the Acquiring Fund, or any other partner in the Master Acquiring Fund upon the transfer of the Assets of the Target Fund by the Acquiring Fund to the Master Acquiring Fund solely in exchange for an interest in the Master Acquiring Fund;

(j) under Section 723 of the Code, the tax basis of the Assets acquired by the Master Acquiring Fund will be the same as the tax basis of such Assets to the Acquiring Fund immediately prior to such transfer; and

(k) under Section 1223(2) of the Code, the holding period of the Assets in the hands of the Master Acquiring Fund will include the period during which those Assets were held by the Target Fund and the Acquiring Fund, other than any assets which may be marked to market for federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.6.

The Tax Opinion will not express an opinion as to the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

ARTICLE IX

EXPENSES

The Target Fund and the Acquiring Fund (for purposes of this Article IX only, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors, as applicable. The Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, costs incurred in attending the Board meeting and preparing the minutes of the Board meeting, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the proxy materials to be used in connection with the meeting of shareholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing, which expenses will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon methodology as appropriate, unless BlackRock Advisors, LLC or one of its affiliates has agreed to bear the expenses of a particular Fund pursuant to a separate arrangement between BlackRock Advisors, LLC and such Funds. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Target Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Target Fund. In addition, the Acquiring Fund or the Target Fund may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party, or its Board of Directors or officers, as applicable, to the other party or its Board of Directors/Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Fund and the Target Fund as specifically authorized by their respective Board of Directors provided, however, that, following the meeting of the Target Fund shareholders called by the Target Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK FOCUS VALUE FUND, INC.
By:

Name:
Title:

BLACKROCK BASIC VALUE FUND, INC.
By:

Name:
Title:

PROXY-BV-0511

BLACKROCK FOCUS VALUE FUND, INC.

BLACKROCK BASIC VALUE FUND, INC.

PART B

STATEMENT OF ADDITIONAL INFORMATION

May 20, 2011

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the BlackRock Focus Value Fund, Inc. (the “Focus Value Fund” or the “Target Fund”) into the BlackRock Basic Value Fund, Inc. (the “Basic Value Fund” or the “Acquiring Fund,” and together with the Target Fund, the “Funds”).

This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated May 20, 2011 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of the assets of the Target Fund in exchange for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund. Immediately following the closing of the Reorganization, the Acquiring Fund will contribute the portfolio securities and assets of the Target Fund to the Master Basic Value LLC (the “Master LLC”) in exchange for a corresponding interest in the Master LLC. The Target Fund will distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling (800) 441-7762.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

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TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND	S-3
FINANCIAL STATEMENTS	S-3

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ADDITIONAL INFORMATION ABOUT

THE TARGET FUND AND THE ACQUIRING FUND

For the Target Fund: Incorporates by reference the Annual Report to Shareholders for the fiscal year ended June 30, 2010, filed September 3, 2010 (SEC Accession No. 0000900092-10-001046), as filed with the Securities and Exchange Commission (the “SEC”). Incorporates by reference the Semi-Annual Report to Shareholders for the fiscal period ended December 31, 2010, filed March 8, 2011 (SEC Accession No. 0000900092-11-000125), as filed with the SEC.

For the Acquiring Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of the Acquiring Fund dated October 28, 2010 as supplemented (SEC Accession No. 0001104659-10-055226); and the Annual Report for the fiscal year ended June 30, 2010, filed September 3, 2010 (SEC Accession No. 0000900092-10-001049) as filed with the SEC. Incorporates by reference the Semi-Annual Report to Shareholders for the fiscal period ended December 31, 2010, filed March 8, 2011 (SEC Accession No. 0000900092-11-000128), as filed with the SEC.

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of the Target Fund for the fiscal year ended June 30, 2010 and the Semi-Annual Report to Shareholders of the Target Fund for the fiscal period ended December 31, 2010, and (ii) the Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended June 30, 2010 and the Semi-Annual Report to Shareholders of the Acquiring Fund for the fiscal period ended December 31, 2010, each of which have been filed with the SEC. Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and, in the case of the Annual Reports, the reports of independent registered public accountants therein, are incorporated herein by reference.

Pro forma financial statements reflecting consummation of the Reorganization have not been prepared since, as of May 3, 2011 the net asset value of the Target Fund did not exceed 10% of the net asset value of the Acquiring Fund.

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